UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 13, 2016 (May 11, 2016)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX  75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Approval of 2016 Stock Incentive Plan (the “2016 Plan”).  On May 11, 2016, the stockholders of Dean Foods Company (the “Company”) approved the Company’s 2016 Plan. The Board of Directors of the Company had previously approved the 2016 Plan on March 2, 2016, subject to stockholder approval.  The 2016 Plan became effective as of May 11, 2016, the date of stockholder approval.

A detailed description of the 2016 Plan is set forth on pages 78 through 85 of the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 30, 2016 (the “2016 Proxy Statement”), which description is incorporated herein by reference.  A copy of the 2016 Plan as well as the current forms of award agreements thereunder are filed as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 11, 2016 in Dallas, Texas. At the Annual Meeting, the Company’s stockholders:

•                  Elected all eight of the directors nominated by the Company’s Board of Directors, each director to serve a one-year term expiring at the 2017 annual meeting of stockholders or until the election and qualification of a successor;

•                  Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

•                  Did not approve, on an advisory basis, an amendment to the Company’s bylaws to add a forum selection provision;

•                  Approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2016 Proxy Statement; and

•                  Approved the 2016 Plan.

A stockholder proposal related to GMO reporting was not presented at the Annual Meeting by the proponent and was not voted on at the meeting.

Set forth below are the final voting results for each proposal:

1.  Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Janet Hill	72,936,271	2,475,706	49,151	7,579,630
J. Wayne Mailloux	74,782,324	631,911	46,893	7,579,630
Helen E. McCluskey	74,922,056	491,050	48,023	7,579,629
John R. Muse	74,467,100	945,119	48,912	7,579,627
B. Craig Owens	74,924,274	489,077	47,778	7,579,629
Gregg A. Tanner	74,906,019	506,216	48,895	7,579,628
Jim L. Turner	73,437,583	1,966,669	56,877	7,579,629
Robert T. Wiseman	74,614,293	790,225	56,610	7,579,630

2.  Ratification of Independent Registered Public Accounting Firm.  The votes cast with respect to the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,638,092	343,916	58,750	N/A

3.  Advisory Vote on Forum Selection Bylaw Amendment.  The votes cast with respect to the approval, on an advisory basis, of a bylaw amendment to add a forum selection provision were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,398,880	41,970,308	91,937	7,579,633

4.  Advisory Vote on Executive Compensation.  Votes cast with respect to the advisory proposal on the Company’s executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,300,016	3,054,582	106,530	7,579,630

5.  Approval of the 2016 Plan.  Votes cast with respect to the approval of the 2016 Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,004,509	9,346,177	110,442	7,579,630

Item 9.01.                                     Financial Statements and Exhibits.

(d) Exhibits

10.1	Dean Foods Company 2016 Stock Incentive Plan
10.2	Form of Restricted Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.3	Form of Director’s Restricted Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.4	Form of Performance Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.5	Form of Phantom Shares Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2016	DEAN FOODS COMPANY

	By:	/s/ Kristy N. Waterman
Kristy N. Waterman
Vice President, Chief Counsel - Corporate and Deputy Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Dean Foods Company 2016 Stock Incentive Plan
10.2	Form of Restricted Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.3	Form of Director’s Restricted Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.4	Form of Performance Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.5	Form of Phantom Shares Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan